Exhibit 99.2 Q3 2019 Investor Presentation

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may”, “will” and other similar words. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, earnings expectations, anticipated 2019 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other periodic reports and information filed with the Securities and Exchange Commission. These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission. 2

CONTENT • COMPANY OVERVIEW • FINANCIAL & OPERATIONS REVIEW • APPENDIX 3

COMPANY OVERVIEW 4

OVERVIEW – FRANCHISED GEOGRAPHIC Headquartered in Charlotte, NC 91 Stores, 23 Brands, 15 Collision Repair Centers Platforms in Major Metro Markets 5

OVERVIEW – ECHOPARK GEOGRAPHIC

Texas – 4 Locations
Colorado – 3 Locations
North Carolina – 1 Location



Charlotte
Charlotte Douglas International Airport
Woodford Green
Harrisburg
Wildwoods
Mint Hill
Hemby Bridge
Lake Park

- Charlotte Location Opened in October 2018
- Velocity of Sales Increasing Faster Compared to Other New Openings



Lafayette
Louisville
Superior
Broomfield
Brighton
Henderson
Thornton
Westminster
Rocky Mountain Arsenal National...
Commerce City
Arvada
Golden
Denver
Aurora
Lakewood
Centennial
Foxfield

- Thornton and Centennial Opened in 2015
- Colorado Springs Opened in Q2 2017



Euless
Irving
Dallas
Sunnyvale
Mesquite
Arlington
Grand Prairie
Balch Springs
Duncanville
Hutchins
Cedar Hill
DeSoto
Lancaster
Wilmer

- Dallas / Grand Prairie Location – Relocated driversselect Operation (Purchased in Q3 2017)



Aldine
Houston
Bellaire
Pasadena
South Houston

- Houston Location Opened in December 2018



Bulverde
Timberwood Park
Grey Forest
Helotes
Hollywood Park
Selma
Live Oak
Universal City
Castle Hills
Converse
Alamo Heights
San Antonio
China Grove
St Hedwig
Adkins
New Berlin
McQueeney

- San Antonio Location Opened in Q4 2017
- New Braunfels Location Opened in Q1 2018

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OVERVIEW - GEOGRAPHIC NV MD 2% 3% SC 2% OH VA 3% 3% NC CA 3% GA 3% 28% CO Concentration 8% in Major Metro Markets AL 5% FL 6% TN TX 7% 27% 7 Note: Percentages are percent of total revenue for FY 2018.

OVERVIEW – BRAND & REVENUE COMPOSITION Other Lux Revenue Streams 7% and Brand Mix Offer VW Land Rover Attractive 4% 2% BMW Diversification Other Non-Lux 20% Across the 3% Automotive Retail Cadillac Space 2% GM 5% F&I Fixed 4% Ops Audi 14% 7% Honda New 17% 50% Ford Pre- 6% Owned 32% Lexus 6% Toyota Mercedes 10% 11% Note: All Percentages are for FY 2018. 8

Q3 2019 FINANCIAL REVIEW FRANCHISED SEGMENT 9

FRANCHISED SEGMENT Q3 2019 RESULTS Continuing Ops Same Store B/(W) than B/(W) than Q3 2018 Q3 2018 (In millions) Q3 2019 $ % Q3 2019 $ % Revenue $2,391 $106 4.6% $2,376 $196 9.0% Gross Profit $357 $11 3.2% $350 $25 7.8% SG&A $275 ($2) (0.8%) $266 ($16) (6.2%) SG&A as % of Gross Profit 76.9% 170 bps 75.9% 110 bps Depreciation $21 $0 1.9% $11 $0 2.4% Operating Profit $62 $9 17.3% $74 $10 15.8% Interest & Other $23 $1 4.9% $14 ($1) (10.7%) Pre-tax $38 $10 36.8% $60 $9 17.1% Note: Results reported for the third quarter of 2018 include pre-tax SG&A expenses totaling $3.1 million related to storm damage, executive transition costs and charges related to the disposal of franchises. 10

NEW VEHICLE SAAR - RETAIL 15.0 14.5 YTD 2019 – 13.4M 14.3 14.3 YTD 2018 – 13.5M 14.2 14.0 13.8 13.5 13.4 13.0 13.6 13.0 12.5 12.0 11.5 11.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 11

NEW VEHICLE SAME STORE - FRANCHISED Q3 2019 Q3 2018 B/(W) New Volume 30,046 29,139 3.1% Selling Price$ 41,710 $ 40,314 3.5% Gross Margin % 4.4% 5.0% (60) bps GPU$ 1,825 $ 2,005 $ (180) Gross Profit (millions)$ 54.8 $ 58.4 (6.2%) Retail SAAR (millions) 14.0 13.7 2.2% New Units Jul Aug Sep Total 2019 9,799 10,710 9,537 30,046 2018 9,759 10,008 9,372 29,139 B/(W) 40 702 165 907 % B/(W) 0.4% 7.0% 1.8% 3.1% 12

DAYS’ SUPPLY 80 New Days’ Supply 75 Improvement 70 64 63 60 59 62 50 Excellent Used Vehicle Days’ 40 36 Supply 33 32 35 33 30 33 30 34 30 29 31 32 27 27 25 20 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 New Used - Fran Used - EP Parts 13

USED VEHICLE RETAIL Franchised – Same Store Q3 2019 Q3 2018 B/(W) Retail Volume 29,050 26,067 11.4% GPU$ 1,235 $ 1,330 $ (95) Used to New Ratio 97% 89% 800 bps Vehicles/Store/Month (90 stores) 108 97 11 Front End Gross and F&I (in millions) Jul Aug Sep Total 2019$ 26.9 $ 28.0 $ 27.1 $ 82.0 2018 24.3 24.6 22.7 71.6 B/(W)$ 2.6 $ 3.4 $ 4.4 $ 10.4 14

F&I – GROSS PROFIT & GPU TREND Franchised – Same Store GPU (In millions) Gross $ $1,600 $1,587 $95 $92 $1,575 $1,550 $90 $1,525 $1,500 $85 $1,475 $1,450 $1,416 $80 $1,425 $77 $1,400 $1,375 $75 $1,350 $1,325 $70 Q3 2019 Q3 2018 Q3 2019 Q3 2018 15

FIXED OPERATIONS Franchised – Same Store (In thousands) Q3 2019 Q3 2018 $ B/(W) % B/(W) Customer Pay$ 76,435 $ 70,218 $ 6,217 8.9% Warranty 37,982 35,569 2,413 6.8% Wholesale Parts 6,594 6,468 126 1.9% Sublet 4,876 4,591 286 6.2% Internal 27,988 25,819 2,169 8.4% Other 14,402 13,479 923 6.8% Total Gross$ 168,277 $ 156,143 $ 12,134 7.8% 16

Q3 2019 FINANCIAL REVIEW ECHOPARK SEGMENT 17

ECHOPARK SEGMENT Q3 2019 RESULTS Revenues Up Gross Profit 67.9% Up Pre-tax 107.2% Up 138.9% 18

ECHOPARK SEGMENT Q3 2019 RESULTS B/(W) than Q3 2018 (In millions, except unit and per unit data) Q3 2019 $ % Revenue $312.2 $126.3 67.9% Gross Profit $29.6 $15.3 107.2% SG&A $22.2 ($5.5) (33.1%) SG&A as % of Gross Profit 75.3% 4,200 bps Depreciation Expense $2.7 ($0.7) (35.3%) Operating Profit $3.5 $7.9 178.4% Interest & Other ($1.4) ($0.4) (35.6%) Pre-tax $2.1 $7.6 138.9% Retail Units 13,206 5,508 71.6% Total Front and F&I Gross per Unit Retailed $2,264 $471 26.2% 19

ECHOPARK RETAIL UNIT SALES GROWTH Revenue Units $350,000,000 13,206   14,000 12,587  11,515  $300,000,000 11,051   12,000 $250,000,000  10,000 8,762  7,698  $200,000,000 7,459   8,000 $150,000,000 5,518   6,000 4,496  $100,000,000  4,000 2,400  2,049  1,585 1,685 1,673  $50,000,000 1,136   2,000 660  881  920  764  941  212  $0  ‐ Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Sep 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 (fcst) Q3 2019 Unit Volume 2019 Revenues Projected at $1.2B 14.7% Better than Forecast 20

ECHOPARK CASH FLOW – CORPORATE & STORE LEVEL EchoPark Corporate Adjusted EBITDA $1,000 $0 • Corporate Cost Structure ($269) is Maturing and ($1,000) ($1,147) ($1,032) Becoming More Efficient ($2,000) • Expect Leveraging of ($3,000) ($2,920) ($3,206) Corporate Investment to ($4,000) ($3,608) ($3,699) ($4,191) Continue to Improve (In thousands) ($5,000) • May Fluctuate in Periods ($6,000) ($5,754) of Expansion ($7,000) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 EchoPark Store Level Adjusted EBITDA $8,000 $7,000 $6,621 $6,104 • Stores Continuing to Mature $5,824 $6,000 • Estimate Current Stores are $5,000 on Average 50% Mature $4,000 • Expect Current Upward (In thousands) $3,000 $2,725 Trend to Continue $2,023 $2,000 $1,805 $1,647 $1,000 $404 $255 $0 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Note: Refer to Slides at End of Presentation for Reconciliation of Non-GAAP 21 Measures.

ECHOPARK CASH FLOW - CONSOLIDATED $8,000 Total EchoPark Adjusted EBITDA $6,352 $6,000 $4,957 $4,792 $4,000 $2,000 (In thousands) $0 ($1,115) ($2,000) ($2,168) ($2,059) ($2,802) ($3,029) ($4,000) ($3,353) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 • Current Inventory and Pricing Strategy Began in Q2 2018 • New Store Openings & Relocations in Q3 & Q4 2018 Compressed Cash Flow Note: Refer to Slides at End of Presentation for Reconciliation of Non-GAAP Measures. 22

ECHOPARK MODEL ESTIMATES

	Medium	Large
Average Selling Price	$ 20,500	$ 20,500
Annual Revenues	$ 184,500,000	$ 369,000,000
Average Monthly Unit Volume - 100% Mature	750	1,500
Total Front-End and F&I GPU	$ 2,150	$ 2,150
Average Monthly Profitability - 100% Mature	$ 600,000	$ 1,200,000
Average Compensation Per Employee (with Fringe)	$ 78,000	$ 78,000
Staff (Headcount)	105	170
Average Retail Unit Sales Per Head	7.1	8.8
Target Inventory Days' Supply	30 Days	30 Days
Working Capital Investment - 100% Mature	$ 14,000,000	$ 30,000,000
Fixed Investment - 100% Mature	$ 16,000,000	$ 20,000,000
Total Capital Investment	$ 30,000,000	$ 50,000,000
Pre-tax ROI - 100% Mature	24%	29%

Existing Medium Stores:
- Centennial, CO
- Colorado Springs, CO
- New Braunfels, TX
- San Antonio, TX
- Charlotte, NC

Existing Large Stores:
- Dallas, TX
- Thornton, CO
- Houston, TX

Other Targeted Markets:
- Atlanta, GA
- Fort Lauderdale/Miami, FL
- Los Angeles, CA
- Nashville, TN
- Orlando, FL
- Philadelphia, PA
- Phoenix, AZ
- Tampa/St. Petersburg, FL
- Washington, D.C.

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Q3 2019 FINANCIAL REVIEW CONSOLIDATED 24

CONSOLIDATED Q3 2019 RESULTS B/(W) than Q3 2018 (In millions, except per share data) Q3 2019 $ % Revenue $2,703 $232 9.4% Gross Profit $387 $26 7.3% SG&A $297 ($8) (2.7%) SG&A as % of Gross Profit 76.7% 350 bps Depreciation $24 ($0) (1.2%) Operating Profit $65 $17 35.4% Interest & Other ($25) $1 3.3% Continuing Ops: Profit (after tax) $29 $14 90.6% Diluted EPS $ 0.66 $ 0.30 83.3% Note: Results reported for the third quarter of 2018 include pre-tax SG&A expenses totaling $3.1 million related to storm damage, executive transition costs and charges related to the disposal of franchises. 25

Q3 2019 REVENUE & GROSS PROFIT B/(W) than Q3 2018 (In millions, except unit and per unit data) Q3 2019 $ % New Revenue $1,258 $23 1.9% Used Retail Revenue $914 $168 22.6% Fixed Operations Revenue $352 $9 2.6% F&I Revenue $127 $29 29.3% Total Revenue $2,703 $232 9.4% New Gross Profit $55 ($6) (10.3%) - Units 30,147 (862) (2.8%) - GPU $1,835 ($153) (7.7%) Used Retail Gross Profit $37 $2 4.3% - Units 42,453 7,501 21.5% - GPU $867 ($143) (14.1%) F&I Gross Profit $127 $29 29.3% - GPU $1,771 $266 17.7% Fixed Operations Gross Profit $169 $2 1.3% Total Gross Profit $387 $26 7.3% All‐Time Quarterly Record 26

Q3 2019 REVENUE & GROSS PROFIT SAME STORE B/(W) than Q3 2018 (In millions, except unit and per unit data) Q3 2019 $ % New Revenue $1,253 $79 6.7% Used Retail Revenue $856 $142 19.9% Fixed Operations Revenue $349 $22 6.9% F&I Revenue $117 $25 26.5% Total Revenue $2,625 $272 11.6% New Gross Profit $55 ($4) (6.2%) - Units 30,046 907 3.1% - GPU $1,825 ($180) (9.0%) Used Retail Gross Profit $34 $1 2.0% - Units 39,521 6,393 19.3% - GPU $854 ($144) (14.5%) F&I Gross Profit $117 $25 26.5% - GPU $1,704 $201 13.4% Fixed Operations Gross Profit $168 $11 7.3% Total Gross Profit $373 $33 9.8% All‐Time Quarterly Record 27

Q3 2019 SG&A TO GROSS PROFIT 350 bps Better 76.7% 80.2% 21.7% 23.4% 3.3% 4.1% 47.6% 48.6% 4.1% 4.1% Q3 2019 Q3 2018 Advertising Comp Rent Other Note: Results reported for the third quarter of 2018 include pre-tax SG&A expenses totaling $3.1 million related to storm damage, executive transition costs and charges related to the disposal of franchises. 28

Q3 2019 INTEREST EXPENSE B/(W) than Q3 2018 (In millions) Q3 2019 $ % Floor Plan Interest Expense $12 $1 4.5% Interest Expense, Other $13 $0 2.3% Total Interest Expense $25 $1 3.3% Floor Plan Lower Due to New Vehicle Rate Decrease, Offset Partially by Used Vehicle Rate Increase • New Down 29 bps • Used Up 28 bps Fed Funds Rate Increases (2018) • March 21 – 0.25% • June 13 – 0.25% • September 26 – 0.25% • December 20 – 0.25% Fed Funds Rate Cuts (2019) • July 31 – (0.25%) • September 18 – (0.25%) 29

Q3 2019 DEPRECIATION EXPENSE B/(W) than Q3 2018 (In millions) Q3 2019 $ % Depreciation Expense - Franchised $21 $0 1.9% Depreciation Expense - EchoPark $3 ($1) (35.3%) Total $24 ($0) (1.2%) 30

CAPITAL EXPENDITURES YTD Estimated (In millions) FY 2018 Q1 2019 Q2 2019 Q3 2019 2019 FY 2019 Real Estate & Facility Related$ 147.6 $ 25.7 $ 16.3 $ 19.2 $ 61.2 $ 108.0 All Other Cap Ex 16.0 4.9 4.3 4.1 13.3 20.0 Subtotal 163.6 30.6 20.6 23.3 74.5 128.0 Less: Mortgage Proceeds (21.1) - - - - - Total Cash Used - Cap Ex$ 142.5 $ 30.6 $ 20.6 $ 23.3 $ 74.5 $ 128.0 31

DEBT COVENANTS Covenant Q4 2018 Q3 2019 Liquidity Ratio >= 1.05 1.10 1.19 Fixed Charge Coverage Ratio >= 1.20 1.43 1.63 Total Lease Adjusted Leverage Ratio <= 5.75 5.25 3.91 Compliant with all Covenants 32

RECONCILIATION OF NON-GAAP MEASURES

ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Three Months Ended September 30, 2019 September 30, 2018 (In thousands, except per share data) Amount Diluted EPS Amount Diluted EPS Reported Net Income and Diluted Earnings Per Share from Continuing Operations$ 29,168 $ 0.66 $ 15,301 $ 0.36 Pre-tax Items of Interest: (Gain) Loss on Franchise Disposals - $ 346 Storm Damage Charges - 1,185 Executive Transition Costs - 1,581 Total Pre-tax Items of Interest - 3,112 Tax Effect of Adjustments - (848) Non-recurring tax items - 763 Adjusted Net Income and Diluted Earnings Per Share from Continuing Operations $ 29,168 $ 0.66 $ 18,328 $ 0.43 34

ADJUSTED DILUTED EARNINGS PER SHARE Nine Months Ended Nine Months Ended September 30, 2019 September 30, 2018 (In thousands, except per share data) Amount Diluted EPS Amount Diluted EPS Reported Net Income and Diluted Earnings Per Share from Continuing Operations$ 98,268 $ 2.26 $ 30,409 $ 0.71 Pre-tax Items of Interest: (Gain) Loss on Franchise Disposals$ (46,680) $ (38,893) Legal and Storm Damage Charges - 5,749 Long-Term Compensation Charges - 32,522 Executive Transition Costs 6,264 1,581 Impairment Charges 1,926 13,958 Lease Exit Charges - 2,235 Total Pre-tax Items of Interest (38,490) 17,152 Tax Effect of Adjustments 12,902 (4,674) Non-recurring tax items - 1,313 Adjusted Net Income and Diluted Earnings Per Share from Continuing Operations $ 72,680 $ 1.67 $ 44,200 $ 1.03 35

ADJUSTED EBITDA – CONSOLIDATED LTM (In thousands) 2011 2012 2013 2014 2015 2016 2017 2018 9/30/2019 Net Income$ 76,254 $ 89,101 $ 81,618 $ 97,217 $ 86,311 $ 93,193 $ 92,983 $ 51,649 $ 119,650 Non-Floor Plan Interest 63,576 58,453 55,356 52,269 49,524 48,034 50,531 52,049 51,119 Depreciation and Amortization 51,164 52,616 58,139 62,161 72,130 81,034 92,127 96,652 95,206 Income Taxes 46,907 47,648 43,386 62,346 55,962 59,899 13,198 22,646 49,403 Stock Compensation 3,698 5,160 7,208 7,675 9,814 11,165 11,119 11,853 9,371 Lease Exit Charges 4,384 4,286 2,915 302 1,848 1,386 2,157 1,708 (1,157) Impairment Charges 1,151 950 9,872 6,594 17,955 8,063 9,394 29,513 18,629 Loss (Gain) on Debt Extinguishment 1,107 19,713 28,238 - - (6) 14,607 - - Long-Term Compensation Charges - - - - - - - 32,522 - Loss (Gain) on Franchise Disposals 386 (10,343) 457 (11,279) (2,748) 48 (9,980) (39,307) (45,729) Adjusted EBITDA$ 248,627 $ 267,584 $ 287,189 $ 277,285 $ 290,796 $ 302,816 $ 276,136 $ 259,285 $ 296,492 36

ADJUSTED EBITDA BY SEGMENT – Q3 2019 VS. Q3 2018 Q3 2019 Q3 2018 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 29,168 $ (158) $ 29,010 $ 15,301 $ (183) $ 15,118 Income Taxes 11,372 (65) 11,307 7,331 (69) 7,262 Income Before Income Taxes$ 38,417 $ 2,123 $ 40,540 $ (223) $ 40,317 $ 28,087 $ (5,455) $ 22,632 $ (252) $ 22,380 Non-Floor Plan Interest 12,011 402 12,413 - 12,413 12,279 423 12,702 98 12,800 Depreciation and Amortization 21,561 2,703 24,264 - 24,264 22,140 1,999 24,139 - 24,139 Stock Compensation 2,681 - 2,681 - 2,681 4,578 - 4,578 - 4,578 Lease Exit Charges - - - - - 24 4 28 103 131 Impairment Charges - 1,124 1,124 - 1,124 - - - - - Loss (Gain) on Franchise Disposals 823 - 823 - 823 88 - 88 - 88 Adjusted EBITDA$ 75,493 $ 6,352 $ 81,846 $ (223) $ 81,623 $ 67,196 $ (3,029) $ 64,167 $ (51) $ 64,116 37

ADJUSTED EBITDA BY SEGMENT – Q2 2019 VS. Q2 2018 Q2 2019 Q2 2018 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 26,751 $ (151) $ 26,599 $ 17,122 $ (216) $ 16,905 Income Taxes 10,071 (62) 10,009 8,223 (81) 8,142 Income Before Income Taxes$ 35,129 $ 1,693 $ 36,822 $ (213) $ 36,608 $ 53,176 $ (27,832) $ 25,344 $ (297) $ 25,047 Non-Floor Plan Interest 12,599 431 13,030 - 13,030 12,349 406 12,755 106 12,862 Depreciation and Amortization 21,736 2,668 24,405 - 24,405 22,801 1,919 24,720 - 24,720 Stock Compensation 2,612 - 2,612 - 2,612 3,049 - 3,049 - 3,049 Lease Exit Charges - - - - - (2,618) 6 (2,612) 106 (2,506) Impairment Charges - - - - - 10,317 - 10,317 - 10,317 Loss (Gain) on Debt Extinguishment - - - - - - - - - - Long-Term Compensation Charges - - - - - - 23,333 23,333 - 23,333 Loss (Gain) on Franchise Disposals 356 - 356 - 356 (38,047) - (38,047) - (38,047) Adjusted EBITDA$ 72,432 $ 4,792 $ 77,225 $ (213) $ 77,012 $ 61,028 $ (2,168) $ 58,860 $ (84) $ 58,776 38

ADJUSTED EBITDA BY SEGMENT – Q1 2019 VS. Q1 2018 Q1 2019 Q1 2018 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 42,349 $ (128) $ 42,221 $ (2,014) $ (180) $ (2,194) Income Taxes 18,987 (52) 18,935 (1,842) (67) (1,910) Income Before Income Taxes$ 61,156 $ 180 $ 61,336 $ (180) $ 61,157 $ 10,830 $ (14,686) $ (3,856) $ (248) $ (4,104) Non-Floor Plan Interest 11,829 433 12,262 - 12,262 12,469 389 12,858 115 12,973 Depreciation and Amortization 20,823 2,417 23,240 - 23,240 22,829 1,667 24,496 - 24,496 Stock Compensation 2,814 - 2,814 - 2,814 2,962 - 2,962 - 2,962 Lease Exit Charges (170) - (170) - (170) 4,955 7 4,961 109 5,070 Impairment Charges 26 1,926 1,952 - 1,952 3,561 82 3,643 - 3,643 Loss (Gain) on Debt Extinguishment - - - - - - - - - - Long-Term Compensation Charges - - - - - - 9,189 9,189 - 9,189 Loss (Gain) on Franchise Disposals (46,750) - (46,750) - (46,750) (1,190) - (1,190) - (1,190) Adjusted EBITDA$ 49,728 $ 4,957 $ 54,685 $ (180) $ 54,505 $ 56,415 $ (3,353) $ 53,063 $ (24) $ 53,038 39

ADJUSTED EBITDA BY SEGMENT – Q4 2018 VS. Q4 2017 Q4 2018 Q4 2017 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 21,981 $ (161) $ 21,820 $ 62,128 $ (176) $ 61,952 Income Taxes 9,212 (60) 9,152 (8,283) (116) (8,399) Income Before Income Taxes$ 37,388 $ (6,195) $ 31,192 $ (221) $ 30,971 $ 58,441 $ (3,976) $ 53,846 $ (293) $ 53,553 Non-Floor Plan Interest 12,902 423 13,325 89 13,414 12,441 276 12,725 123 12,847 Depreciation and Amortization 21,087 2,210 23,297 - 23,297 22,598 1,314 23,953 - 23,953 Stock Compensation 1,264 - 1,264 - 1,264 2,217 - 2,217 - 2,217 Lease Exit Charges (1,080) 4 (1,077) 89 (987) 16 - 23 118 141 Impairment Charges 14,053 1,500 15,553 - 15,553 5,890 - 6,079 - 6,079 Loss (Gain) on Debt Extinguishment - - - - - - - - - - Long-Term Compensation Charges - - - - - - 1,271 1,271 - 1,271 Loss (Gain) on Franchise Disposals (158) - (158) - (158) (1,507) - (1,507) (6) (1,513) Adjusted EBITDA$ 85,456 $ (2,059) $ 83,397 $ (43) $ 83,355 $ 100,095 $ (1,115) $ 98,605 $ (58) $ 98,548 40

ADJUSTED EBITDA BY SEGMENT – Q3 2018 VS. Q3 2017 Q3 2018 Q3 2017 Continuing Discontinued Continuing Discontinued (In thousands) Franchised EchoPark Operations Operations Total Franchised EchoPark Operations Operations Total Net Income$ 15,301 $ (183) $ 15,118 $ 19,730 $ (290) $ 19,440 Income Taxes 7,331 (69) 7,262 14,126 (192) 13,935 Income Before Income Taxes$ 28,087 $ (5,455) $ 22,632 $ (252) $ 22,380 $ 38,723 $ (4,372) $ 33,856 $ (481) $ 33,375 Non-Floor Plan Interest 12,279 423 12,702 98 12,800 12,117 253 12,379 132 12,510 Depreciation and Amortization 22,140 1,999 24,139 - 24,139 22,136 1,317 23,496 - 23,496 Stock Compensation 4,578 - 4,578 - 4,578 3,179 - 3,179 - 3,179 Lease Exit Charges 24 4 28 103 131 (181) - (173) 362 189 Impairment Charges - - - - - 200 - 200 - 200 Loss (Gain) on Franchise Disposals 88 - 88 - 88 (8,490) - (8,490) - (8,490) Adjusted EBITDA$ 67,196 $ (3,029) $ 64,167 $ (51) $ 64,116 $ 67,684 $ (2,802) $ 64,448 $ 12 $ 64,460 41

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